This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.



Scudder
Short Term
Bond Fund

Annual Report
December 31, 1995

o Seeks to provide a high level of income consistent with a high degree of principal stability.

o A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER SHORT TERM BOND FUND

     CONTENTS

   2 In Brief
   3 Letter from the Fund's President
   4 Performance Update
   5 Portfolio Summary
   6 Portfolio Management Discussion
   9 Investment Portfolio
  17 Financial Statements
  20 Financial Highlights
  21 Notes to Financial Statements
  26 Report of Independent Accountants
  27 Tax Information
  29 Officers and Trustees
  30 Investment Products and Services
  31 How to Contact Scudder

IN BRIEF

o Scudder Short Term Bond Fund provided a pleasing 10.74% total return for the 12 months ended December 31, 1995, in an environment of low inflation, declining interest rates, and moderate economic growth.

o The Fund's 30-day net annualized SEC yield finished the period at 5.84%, a decline from a year earlier but higher than the average 30-day yield offered by taxable money market funds and considerably higher than the rate of inflation, which at year end was 2.54%.

     (BAR CHART TITLE)
            30-Day Yields
     (as of December 31, 1995)

     (BAR CHART DATA)
     ----------------------------------------
     Scudder Short    Average Taxable Money
     Term Bond Fund   Market Fund*
     ----------------------------------------
     5.84%                      5.23%
     ----------------------------------------

            *Source: IBC Donoghue Corporation.

o The Fund benefited from a longer-than-average duration (2.5 years) and active bond selection during the period. At year end, the portfolio was well diversified among high credit quality investments such as mortgage-backed, asset-backed, U.S. corporate, and U.S. Treasury securities.

                                                LETTER FROM THE FUND'S PRESIDENT

Dear Shareholders,
         We are pleased to report a strong 10.74% total return for the Scudder Short Term Bond Fund in 1995. The Fund began the year amid a challenging investment environment that quickly turned positive and remained so for the remainder of the period. As interest rates fell and inflation remained low, the Fund's opportunistic stance helped provide above-average returns in the latter part of the year.
         In the coming months, we believe the outlook for the domestic fixed-income market will remain favorable, characterized by a slowing economy and sluggish consumer demand. With inflation subdued, interest rates may fall further, providing additional fuel for the bond market. As of this writing, the Federal Reserve has already lowered short-term interest rates by one quarter of one percent in 1996. Lower short-term rates should benefit the Fund in particular, since its bond holdings are chiefly those in the one to three year maturity range.
         Scudder Short Term Bond Fund remains an investment well-suited for those seeking to improve upon lower-yielding money market funds and similar investments, but unwilling to take on the investment risk of longer-term bonds. Since its inception in 1989, the Fund has provided an attractive yield advantage over the average taxable money fund, according to IBC Donoghue, while also providing a relatively high degree of principal stability relative to longer-term bonds.
         If you have questions about Scudder Short Term Bond Fund, please contact a Scudder Investor Relations representative at 1-800-225-2470. Page 31 provides more information on how to contact Scudder. Thank you for choosing Scudder Short Term Bond Fund to help meet your investment needs.

                                                    Sincerely,
                                                    /S/Daniel Pierce
                                                    Daniel Pierce
                                                    President,
                                                    Scudder Short Term Bond Fund

SCUDDER SHORT TERM BOND FUND
PERFORMANCE UPDATE as of December 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
SCUDDER SHORT TERM BOND FUND
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,074    10.74%    10.74%
5 Year    $14,033    40.33%     7.01%
10 Year*  $21,592   115.92%     8.00%

SALOMON BROTHERS INC. BROAD INVESTMENT
GRADE BOND INDEX (1 - 3 YEARS)
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,089    10.89%    10.89%
5 Year    $14,028    40.28%     7.00%
10 Year   $21,209   112.09%     7.80%

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Scudder Short Term Bond Fund
Year            Amount
----------------------
85             $10,000
86             $11,466
87             $11,628
88             $12,362
89             $14,003
90             $15,387
91             $17,600
92             $18,556
93             $20,074
94             $19,498
95             $21,592

Salomon Brothers Inc. Broad Investment
Grade Bond Index (1 - 3 years)
Year            Amount
----------------------
85             $10,000
86             $11,046
87             $11,678
88             $12,425
89             $13,783
90             $15,119
91             $16,910
92             $18,000
93             $19,013
94             $19,127
95             $21,209

Salomon Brothers Inc. Broad Investment Grade Bond Index
(1 - 3 years) is composed of Treasury, Government Sponsored Agency, and Corporate securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED DECEMBER 31


                       1986    1987    1988    1989    1990    1991    1992    1993    1994    1995
                     --------------------------------------------------------------------------------
NET ASSET VALUE...   $11.92  $11.23  $11.19  $11.71  $11.72  $12.25  $11.93  $12.01  $10.91  $11.35
INCOME DIVIDENDS..   $  .81  $  .74  $  .73  $  .83  $ 1.09  $ 1.08  $  .96  $  .80  $  .76  $  .71
CAPITAL GAINS
DISTRIBUTIONS.....   $  .21  $  .11  $   --  $  .09  $   --  $   --  $   --  $  .07  $   --  $   --
FUND TOTAL
RETURN (%)........    14.70    1.40    6.10   13.20    9.88   14.38    5.43    8.18   -2.87   10.74
INDEX TOTAL
RETURN (%)........    10.46    5.72    6.40   10.93    9.70   11.85    6.44    5.63     .60   10.89


 All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
 Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns may be higher due to the Adviser's maintenance of the Fund's expenses. See Financial Highlights on page 20.
*The Fund, with its current name and investment objective, commenced operations on July 3, 1989. Performance figures include the performance of its predecessor, the General 1994 Portfolio of Scudder Target Fund. Since adopting its current objectives, the cumulative and average annual returns are 59.09% and 7.76%, respectively.

PORTFOLIO SUMMARY as of December 31, 1995
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
U.S. Gov't Guaranteed
Mortgages                25%              The Fund's holdings of
Asset-Backed Securities  17%              mortgage-backed securities were
Collateralized Mortgage                   increased during the period
Obligations              17%              with an emphasis on "seasoned"
Corporate Bonds          16%              GNMA securities.
U.S. Government &
Agencies                 11%
Commercial Paper          8%
Indexed Securities        6%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
QUALITY
--------------------------------------------------------------------------
U.S. Gov't & Agencies    51%
AAA*                     22%               Historically, the Fund has
AA                        2%               maintained a high-quality
A                         9%               portfolio.
BBB                      16%
                        ----
                        100%
                        ====
  Weighted average quality: AAA-
* Category includes cash equivalents

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
Under 1 year             11%               The Fund's weighted average
1 - 5 years              75%               effective maturity was extended
5 - 8 years               8%               to roughly three years, its limit
8 years or greater        6%               by prospectus, to take advantage
                        ----               of this year's rally in bond
                        100%               prices.
                        ====

Weighted average effective maturity:  2.98 years

A graph in the form of a pie chart appears here,
illustrating the exact data points in the above table.
-----------------------------------------------------------------------
For more complete details about the Fund's Investment Portfolio, see page 9.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

SCUDDER SHORT TERM BOND FUND
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     Scudder Short Term Bond Fund returned a gratifying 10.74% in 1995, based on a combination of price change and income distributions. The Fund's net asset value increased $0.44 during the period, from $10.91 to $11.35 on December 31, 1995, and the Fund paid a total of $0.71 per share in distributions, of which 39% consisted of non-taxable distributions from capital. By comparison, the unmanaged Salomon Brothers Broad Investment Grade Bond Index (1-3 years), the Fund's benchmark index, returned 10.89%. The Fund's 30-day net annualized SEC yield finished the year at 5.84%, a decline from a year earlier but still well above the average money market fund yield. This lower yield reflects both a widespread drop in interest rates and a change in the investment composition of the portfolio.

                       The Makings of A Bond Market Rally

     The economic backdrop during 1995 was quite favorable for bond investors. Domestic economic growth remained slow as businesses worked off excess inventories, the economies of many U.S. trading partners continued to falter, and consumers began to rein in spending. Despite fears to the contrary, inflation was subdued throughout the year as wage growth remained modest. The Federal Reserve hailed this disinflationary news by lowering the targeted federal funds rate by 1/4 of one percentage point on two occasions during the year. Lending strength to the market, the U.S. dollar fell dramatically versus the Japanese yen during the first half of 1995, which led to significant currency intervention by central bankers and subsequent demand for short-maturity U.S. Treasury securities. The dollar staged an impressive rebound in the second half of the year versus the yen, lending further support to lower U.S. interest rates. Adding to this positive environment was the potential for a credible deficit reduction plan. The Republican congressional majority shifted deficit reduction and a balanced budget to the forefront of the political agenda.

     Bond investors clearly were impressed by the developments of 1995, which led interest rates in the two to three year maturity range to fall over two and one half percentage points, and pushed long-term rates down nearly two percentage points. The Fund benefited greatly from this decline in rates, and its average effective maturity was kept between 2 1/2 and 3 years (its maximum

                                                 PORTFOLIO MANAGEMENT DISCUSSION

by prospectus) for much of the year. The Fund's duration -- a mathematical measure of sensitivity to interest rates -- began the year at a defensive 0.5 year but was extended to 2.0 years in February and to approximately 2.5 years for much of the third and fourth quarters.

                Stressing Diversification, High Quality

     During the year, we actively managed the Fund's exposure to the various sectors of the bond market with an emphasis on high-quality securities. As of December 31, 1995, the portfolio represented seven segments of the short-maturity bond market and had an overall credit quality rating of AAA-. In the corporate sector (16% of portfolio holdings as of December 31), the Fund benefited from holdings in issuers such as Lyondell Petrochemical, which received a rating agency upgrade during the year. The Fund also benefited from the performance of such corporate bonds as Time Warner and improving credits such as The Money Store and real estate investment trust Taubman Realty.

     In the mortgage sector (approximately 42% of portfolio holdings as of December 31), the Fund's exposure to bonds of various coupons was actively managed as opportunities arose. In particular, we increased the Fund's holdings of "seasoned" premium mortgages such as GNMA 10% and GNMA 9% bonds. Seasoned securities are so called because homeowners with the underlying mortgages have had several opportunities to refinance at lower rates and for one reason or another have not. We believe the premium paid is worth the reduced risk of prepayment should interest rates move lower, and we expect these bonds to outperform less-seasoned bonds in such an environment.

     In the asset-backed arena (17% of portfolio holdings as of December 31), we continue to place emphasis on issues with short average maturities backed by manufactured housing loans, home equity loans, and credit card receivables. These issues currently offer attractive yields relative to such short-maturity alternatives as U.S. Treasury bills and notes.

SCUDDER SHORT TERM BOND FUND

                               Scudder Short Term
                                   Bond Fund:
                          A Team Approach to Investing

     Scudder Short Term Bond Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Scudder Short Term Bond Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

     Since Scudder Short Term Bond Fund was introduced in 1989, Lead Portfolio Manager Thomas M. Poor has had responsibility for the Fund's day-to-day operation. Tom, who joined Scudder in 1970, sets the Fund's general investment strategies. Christopher L. Gootkind, Portfolio Manager, also has been a member of the Fund's team since its inception. Chris, who has worked in the investment industry since 1981 and at Scudder since 1986, has responsibility for the Fund's bank, finance, and asset-backed securities. Scott E. Dolan, Portfolio Manager, joined Scudder in 1989 and the Fund's portfolio management team in 1993. Scott has six years of experience in the investment industry and is responsible for implementing investment strategy.

                                 Looking Ahead

     Looking forward to 1996, we believe the outlook for the domestic fixed-income market is favorable. The U.S. economy is at the end of an aging expansion, and the outlook for domestic demand is questionable given the average consumer's growing debt burden. We have already begun to see a rise in consumer loan delinquency rates, signaling more trouble may lie ahead. We do not expect our major trading partners in Europe and the Americas to bail out the U.S. economy given that many of their economies are now experiencing slow to declining growth. Our economic forecast calls for slower growth in the first half and the potential for negative growth in the second half of 1996. In this environment, further declines in inflation are looked for as demand recedes and secular trends such as increased productivity, aging demographics, and deregulation continue to contain price pressures.

     Given this economic outlook, we expect that interest rates will fall further in 1996. Additional Fed easing in particular should result in a steeper yield curve, with shorter-term interest rates declining more than longer-term rates, which would be positive for Scudder Short Term Bond Fund as most of its investments are located in the short end of the yield curve. In this environment, we believe the Fund will continue to provide shareholders with a competitive current yield and the potential for attractive total returns.

Sincerely,

Your Portfolio Management Team

/s/Thomas M. Poor               /s/Scott E. Dolan

Thomas M. Poor                  Scott E. Dolan



/s/Christopher L. Gootkind

Christopher L. Gootkind

                                   INVESTMENT PORTFOLIO  as of December 31, 1995
--------------------------------------------------------------------------------

                        % of           Principal                                                                         Market
                     Portfolio         Amount ($)                                                                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                ----------------------------------------------------------------------------------------------------
                        7.9%           COMMERCIAL PAPER
                                ----------------------------------------------------------------------------------------------------
                                        57,000,000  American Express Credit Corp.,
                                                     5.66%, 1/30/9..............................................        57,000,000
                                        27,500,000  Associates Corp. of North America,
                                                     5.954%, 1/2/96.............................................        27,500,000
                                        28,000,000  Household Finance Corp., 5.754%, 1/2/96.....................        28,000,000
                                        40,000,000  Prudential Funding Corp., 5.78%, 1/5/96.....................        40,000,000
                                                                                                                       -----------
                                                    TOTAL COMMERCIAL PAPER (Cost $152,500,000)..................       152,500,000
                                                                                                                       -----------

                                ----------------------------------------------------------------------------------------------------
                       10.4%           U.S. GOVERNMENT & AGENCIES
                                ----------------------------------------------------------------------------------------------------

                                        18,000,000  U.S. Treasury Note, 5.375%, 11/30/97........................        18,059,040
                                        20,000,000  U.S. Treasury Note, 6.875%, 3/31/00.........................        21,128,200
                                        18,000,000  U.S. Treasury Note, 5.625%, 11/30/00........................        18,163,080
                                        82,000,000  U.S. Treasury STRIP, 2/15/04................................        52,284,020
                                       107,500,000  U.S. Treasury STRIP, 2/15/99................................        91,355,650
                                                                                                                       -----------
                                                    TOTAL U.S. GOVERNMENT & AGENCIES
                                                     (Cost $197,353,683)........................................       200,989,990
                                                                                                                       -----------
                                ----------------------------------------------------------------------------------------------------
                       25.3%           U.S. GOV'T GUARANTEED MORTGAGES
                                ----------------------------------------------------------------------------------------------------
                                        17,577,441  Federal Home Loan Mortgage Corp.,
                                                     5 year Balloon, 5%, with various
                                                     maturities to 7/1/99.......................................        17,275,286
                                        15,634,936  Federal Home Loan Mortgage Corp.,
                                                     5 year Balloon, 7%, 9/1/98.................................        15,893,851
                                           201,524  Federal National Mortgage Association,
                                                     5.5%, with various maturities to 1/1/01....................           198,059
                                         1,784,673  Federal National Mortgage Association,
                                                     7.338%, 1/1/19.............................................         1,823,150
                                         3,870,206  Federal National Mortgage Association,
                                                     7.706%, 11/1/22............................................         3,936,116
                                         7,368,102  Federal National Mortgage Association,
                                                     7.733%, 10/1/23............................................         7,568,441
                                         2,435,526  Federal National Mortgage Association,
                                                     7 year Balloon, 5.5%, with various
                                                     maturities to 9/1/02.......................................         2,393,659
                                           376,916  Federal National Mortgage Association,
                                                     7 year Balloon, 6%, 6/1/01.................................           376,208
                                        21,965,641  Federal National Mortgage Association,
                                                     7 year Balloon, 8.5%, with various
                                                     maturities to 5/1/02.......................................        22,576,506




   The accompanying notes are an integral part of the financial statements.

SCUDDER SHORT TERM BOND FUND
--------------------------------------------------------------------------------

                        % of           Principal                                                                         Market
                     Portfolio         Amount ($)                                                                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                        19,426,553  Government National Mortgage Association
                                                     Pass-through 6.5% with various maturities to
                                                     9/20/25....................................................        19,760,446
                                        61,681,771  Government National Mortgage Association
                                                     Pass-through 8% with various maturities to
                                                     10/15/25...................................................        64,264,387
                                        55,316,441  Government National Mortgage Association
                                                     Midget Pass-through 8% with various
                                                     maturities to 12/15/10.....................................        57,701,685
                                       105,500,000  Government National Mortgage Association
                                                     Pass-through 9% with various maturities to
                                                     12/15/21...................................................       112,142,280
                                       115,960,305  Government National Mortgage Association
                                                     Pass-through 10% with various maturities to
                                                     2/15/25....................................................       127,927,027
                                         3,747,302  Government National Mortgage Association
                                                     Pass-through 11% with various maturities to
                                                     10/20/20...................................................         4,209,160
                                        27,012,509  Government National Mortgage Association
                                                     Pass-through 11.5% with various maturities to
                                                     4/15/19....................................................        30,878,287
                                                                                                                       -----------
                                                    TOTAL U.S. GOVERNMENT GUARANTEED
                                                      MORTGAGES (Cost $481,670,267).............................       488,924,548
                                                                                                                       -----------

                                ----------------------------------------------------------------------------------------------------
                       17.0%           COLLATERALIZED MORTGAGE OBLIGATIONS
                                ----------------------------------------------------------------------------------------------------
                                           904,580  Chase Mortgage Finance Corp.,
                                                     Series 1992-L1 1A3, 5.5%, 11/25/09.........................           901,470
                                         4,868,993  Chase Mortgage Finance Corp.,
                                                     Series 1993-I2 A2, 7.25%, 7/25/24..........................         4,853,777
                                        20,589,000  Chase Mortgage Finance Corp.,
                                                     Series 1993-I2 A3, 7.25%, 7/25/24..........................        20,679,077
                                         4,175,000  Chemical Mortgage Securities Inc.,
                                                     Series 1993-1 A4, 7.45%, 2/25/23...........................         4,263,719
                                         2,840,680  Daiwa Mortgage Acceptance Corp.,
                                                     Series 1991A, 8.625%, 3/15/10..............................         2,851,333
                                         5,580,463  Federal Home Loan Mortgage Corp.,
                                                     Series 1381-Z, 6%, 7/15/05.................................         5,568,242
                                        42,542,479  Federal Home Loan Mortgage Corp.,
                                                     Series 1719-C PO, 4/15/99..................................        37,517,149
                                        55,231,388  Federal Home Loan Mortgage Corp.,
                                                     Series 167-A, STRIP, PO, 5/1/99............................        48,672,661
                                        57,435,656  Federal Home Loan Mortgage Corp.,
                                                     REMIC, Series 1724-PO, 5/15/01.............................        48,721,590
                                         9,850,000  Federal Home Loan Mortgage Corp.,
                                                     Series 1267 O, 7.25%, 12/15/05.............................        10,050,054
                                         9,622,636  Federal Home Loan Mortgage Corp.,
                                                     Series 1276-C, 7.5%, 12/15/05..............................         9,709,817

   The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                        % of           Principal                                                                         Market
                     Portfolio         Amount ($)                                                                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                         4,400,000  Federal Home Loan Mortgage Corp.,
                                                     Series 1406-E, 6%, 12/15/18................................         4,334,000
                                         5,250,000  Federal Home Loan Mortgage Corp.,
                                                     Series 1250-F, 7%, 4/15/19.................................         5,307,383
                                           937,660  Federal National Mortgage Association,
                                                     1989-68 G, 8.75%, 8/25/18..................................           945,865
                                        20,469,000  First Bank System Inc., Series 1993-F,
                                                     7.1844%, 11/25/24..........................................        20,590,535
                                        11,018,882  Fund America Investors Corp., Series 1991-1H,
                                                     7.95%, 2/20/20.............................................        11,170,392
                                           500,000  General Electric Capital Mortgage
                                                     Services, Inc., Series 1992-2F, 7%, 6/25/07................           488,125
                                        30,075,000  General Electric Capital Mortgage
                                                     Services, Inc., Series 1993-14, 6.5%, 1/25/18..............        30,037,406
                                        13,059,694  General Electric Capital Mortgage
                                                     Services, Inc., Series 1994-27, 6.5%, 7/25/24..............        13,100,506
                                           151,669  Kidder, Peabody & Co. Mortgage Assets Trust,
                                                     2-B, 8.2%, 1/20/18.........................................           151,383
                                         1,824,000  Paine Webber Mortgage Acceptance Corp.,
                                                     Series 1993-6, 6.9%, 8/25/08...............................         1,848,510
                                         2,663,804  Prudential Home Mortgage Securities Co.,
                                                     Series 1992-47 A7, 7.5%, 1/25/23...........................         2,660,475
                                         3,220,000  Residential Funding Mortgage Securities,
                                                     Series 1993-A2, 6.85%, 9/25/23.............................         3,215,472
                                        19,500,000  Residential Funding Mortgage Securities,
                                                     Series 1993-A5, 7.0924%, 10/25/23..........................        19,487,813
                                           905,000  Resolution Trust Corp., Series A, Zero
                                                     Coupon, 7/15/97............................................           836,537
                                         2,808,285  Resolution Trust Corp., Series 1992 A2A,
                                                     7.5%, 8/25/23..............................................         2,833,735
                                         4,352,840  Resolution Trust Corp., Series 1992 A2C,
                                                     7.5%, 8/25/23..............................................         4,359,641
                                        13,294,537  Ryland Acceptance Corp., Series 97-H, 8.95%,
                                                     8/20/19....................................................        13,705,737
                                                                                                                       -----------
                                                    TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                                     (Cost $332,878,542)........................................       328,862,404
                                                                                                                       -----------

                                ----------------------------------------------------------------------------------------------------
                       17.1%           ASSET-BACKED SECURITIES
                                ----------------------------------------------------------------------------------------------------
CREDIT CARD
RECEIVABLES             0.7%            13,735,849  First USA Bank, Series 1994-1, 7.45%,
                                                     4/15/99....................................................        13,818,264
                                                                                                                       -----------
HOME EQUITY LOANS       7.6%             2,498,456  AFC Home Equity Loan Trust,
                                                     Series 1990-3A, 9.6%, 9/15/05..............................         2,543,740
                                         1,087,990  AFC Home Equity Loan Trust,
                                                     Series 1992-3A, 7.05%, 8/15/07.............................         1,081,870
                                         1,548,715  AFC Home Equity Loan Trust,
                                                     Series 1993-3A, 5.45%, 6/20/13.............................         1,472,247


   The accompanying notes are an integral part of the financial statements.

SCUDDER SHORT TERM BOND FUND
--------------------------------------------------------------------------------

                        % of           Principal                                                                         Market
                     Portfolio         Amount ($)                                                                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                         1,613,313  CTS Home Equity Loan Trust,
                                                     Series 1991-1A, 8.8%, 1/15/06..............................         1,649,613
                                         1,175,547  Contimortgage Home Equity Loan Trust,
                                                     Series 1991-1, 9.52%, 4/15/06..............................         1,248,651
                                         7,522,188  Contimortgage Home Equity Loan Trust,
                                                     Series 1994-5 A1, 9.07%, 5/15/06...........................         7,549,221
                                        28,500,000  Contimortgage Home Equity Loan Trust,
                                                     Series 1995-1 A2, 8.6%, 2/15/10............................        29,221,406
                                         3,887,400  Equity Credit Corp. Home Equity Loan
                                                     Trust, 5.3%, 9/15/08.......................................         3,761,667
                                         3,023,088  Equity Credit Corp. Home Equity Loan
                                                     Trust, Series 1993-4B, 5.65%, 12/15/08.....................         2,956,013
                                         4,250,137  Fleet Financial Home Equity Loan Trust,
                                                     Series 1991-2A, 6.7%, 10/15/06.............................         4,289,982
                                         6,678,324  Home Equity Loan Trust, Series 1992 A,
                                                     6.65%, 11/20/12............................................         6,690,812
                                         1,458,486  Home Equity Loan Trust, Series 1992 B,
                                                     6.85%, 11/20/12............................................         1,459,390
                                         2,561,520  Household Finance Home Equity Trust,
                                                     Series 1992-2 A3, 5.25%, 10/20/07..........................         2,542,309
                                         1,735,485  Mid-State Homes IV, Series 1, 8.33%, 4/1/30.................         1,886,255
                                         2,175,004  Old Stone Credit Corp., Series 1991-2,
                                                     8.42%, 9/15/06.............................................         2,250,450
                                         7,163,875  Old Stone Credit Corp. Home Equity Loan,
                                                     Series 1992-2 A2, 6.95%, 5/15/07...........................         7,222,045
                                         6,295,313  Old Stone Credit Corp. Home Equity Loan,
                                                     Series 1992-3 A2, 6.3%, 9/25/07............................         6,267,740
                                         1,758,874  Old Stone Credit Corp. Home Equity Loan,
                                                     Series 1993-1 A1, 5.85%, 3/15/08...........................         1,736,613
                                         2,126,646  Security Pacific Home Equity Loan Trust,
                                                     Series 1991-2A, 8.1%, 6/15/20..............................         2,149,890
                                         3,980,722  Security Pacific Home Equity Loan Trust,
                                                     Series 1991-2B, 8.15%, 6/15/20.............................         4,064,038
                                        15,600,000  Security Pacific Home Equity Trust,
                                                     Series 1991-A B, 10.5%, 3/10/06............................        16,265,438
                                        27,317,425  TMS Home Equity Loan Trust,
                                                     Series 1993-D2 A2, 5.075%, 2/15/18.........................        26,754,003
                                         9,700,000  U.S. Home Equity Loan, Series 1991-2B,
                                                     9.125%, 4/15/21............................................         9,954,625
                                         1,222,340  U.S. Home Equity Loan, Series 1991-2A,
                                                     8.5%, 4/15/21..............................................         1,240,675
                                                                                                                       -----------
                                                                                                                       146,258,693
                                                                                                                       -----------

MANUFACTURED
HOUSING RECEIVABLES     8.8%             5,061,984  Chemical Financial Acceptance Corp.,
                                                     Housing Trust, Series 1989 A, Participating
                                                     Certificate, 9.25%, 5/15/98................................         5,247,050
                                        22,846,378  Green Tree Financial Corp., Securitized
                                                     NIM, Series 1994A, 6.9%, 2/15/04...........................        23,021,296


   The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                        % of           Principal                                                                         Market
                     Portfolio         Amount ($)                                                                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                        20,497,050  Green Tree Financial Corp., Securitized
                                                     NIM, Series 1994B, 7.85%, 7/15/04..........................        20,910,194
                                         1,950,000  Green Tree Home Improvement Financial
                                                     Corp., Series 1995-C B1, 7.2%, 7/15/20.....................         1,987,781
                                         2,825,000  Green Tree Financial Corp., Series 1995-F A4,
                                                     6.15%, 1/15/21.............................................         2,836,918
                                         2,000,000  Green Tree Financial Corp., Series 1995-F B2,
                                                     7.1%, 1/15/21..............................................         2,005,000
                                         5,715,000  Green Tree Financial Corp., Series 1995-1 B2,
                                                     9.2%, 6/15/25..............................................         6,415,088
                                        20,636,400  Green Tree Financial Corp., Series 1995-3 B2,
                                                     8.1%, 8/15/25..............................................        21,858,462
                                        11,769,720  Green Tree Financial Corp., Series 1995-6,
                                                     8%, 9/15/25................................................        12,529,235
                                           445,000  Green Tree Financial Corp., Series 1995-D A3,
                                                     6.45%, 9/15/25.............................................           455,082
                                           750,000  Green Tree Financial Corp., Series 1995-D B1,
                                                     7.05%, 9/15/25.............................................           761,484
                                         9,000,000  Green Tree Financial Corp., Series 1995-5,
                                                     7.65%, 9/15/26.............................................         9,174,330
                                           219,236  Merrill Lynch Mortgage Investors Inc.,
                                                     Series 1988-H, 9.7%, 6/15/08...............................           223,483
                                           485,162  Merrill Lynch Mortgage Investors Inc.,
                                                     Series 1988-Q, 9.8%, 10/15/08..............................           493,346
                                           323,044  Merrill Lynch Mortgage Investors Inc.,
                                                     Series 1989-F, 9.75%, 10/15/09.............................           329,605
                                         2,306,120  Merrill Lynch Mortgage Investors Inc.,
                                                     Series 1990-C, 9.7%, 6/15/10...............................         2,412,040
                                         4,502,145  Merrill Lynch Mortgage Investors Inc.,
                                                     Series 1990-H, 9.25%, 1/15/11..............................         4,651,256
                                         4,220,886  Merrill Lynch Mortgage Investors Inc.,
                                                     Series 1990-I, 10%, 1/15/11................................         4,463,587
                                           936,427  Merrill Lynch Mortgage Investors Inc.,
                                                     Series 1991-B, 9.2%, 3/15/11...............................           961,008
                                         3,302,442  Merrill Lynch Mortgage Investors Inc.,
                                                     Series 1991-A, 9.25%, 4/15/11..............................         3,416,971
                                         3,557,363  Merrill Lynch Mortgage Investors Inc.,
                                                     Series 1991-C, 8.9%, 7/15/11...............................         3,734,093
                                         5,891,992  Merrill Lynch Mortgage Investors Inc.,
                                                     Series 1991-G, 9.15%, 10/15/11.............................         6,227,069
                                        12,274,127  Merrill Lynch Mortgage Investors Inc.,
                                                     Series 1992-B, 8.5%, 4/15/12...............................        12,761,164
                                         5,288,521  Merrill Lynch Mortgage Investors Inc.,
                                                     Series 1992-B A4, 7.85%, 4/15/12...........................         5,410,791
                                         3,552,642  Merrill Lynch Mortgage Investors Inc.,
                                                     Series 1992-D, 7.95%, 7/15/17..............................         3,651,441
                                         7,737,365  Security Pacific Acceptance Corp.,
                                                     Series 1991-2B, 8.55%, 9/15/11.............................         8,034,712



   The accompanying notes are an integral part of the financial statements.

SCUDDER SHORT TERM BOND FUND
--------------------------------------------------------------------------------

                        % of           Principal                                                                         Market
                     Portfolio         Amount ($)                                                                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                         7,083,739  Security Pacific Acceptance Corp.,
                                                     Series 1991-A2, 7.1%, 6/15/12..............................         7,156,772
                                                                                                                       -----------
                                                                                                                       171,129,258
                                                                                                                       -----------
                                                    TOTAL ASSET-BACKED SECURITIES
                                                     (Cost $324,958,792)........................................       331,206,215
                                                                                                                       -----------

                                ----------------------------------------------------------------------------------------------------
                       15.8%           CORPORATE BONDS
                                ----------------------------------------------------------------------------------------------------
FINANCIAL               8.8%             5,000,000  American General Finance Corp., 8.875%,
                                                     3/15/96....................................................         5,030,000
                                         6,000,000  Associates Corp. of North America, 8.75%,
                                                     2/1/96.....................................................         6,012,360
                                         4,000,000  Associates Corp. of North America, 5.875%,
                                                     8/15/97....................................................         4,025,840
                                        14,000,000  British Aerospace Finance Inc., 7.15%, 6/24/97..............        14,266,000
                                         5,000,000  Discover Credit Corp., Medium Term Note,
                                                     Series 2, 8.73%, 8/15/96...................................         5,090,200
                                         5,000,000  First Union Corp., 8.125%, 12/15/96.........................         5,116,300
                                         5,225,000  Health Care Properties Investors Inc.,
                                                     6%, 11/8/00................................................         5,166,219
                                         1,500,000  Household Finance Corp. Medium Term Note,
                                                     10.08%, 4/1/96.............................................         1,514,685
                                        18,000,000  Manufacturers Hanover Corp., 5.75%, 4/30/97.................        17,955,000
                                         4,000,000  Marine Midland Bank, 6%, 12/20/00...........................         3,950,000
                                        11,000,000  Spieker Properties, 6.65%, 12/15/00.........................        11,008,800
                                         5,500,000  Spieker Properties, 6.8%, 12/15/01..........................         5,508,800
                                         3,500,000  Spieker Properties, 6.95%, 12/15/02.........................         3,507,700
                                         3,300,000  Taubman Realty Group LP Medium Term Note,
                                                     7.4%, 6/10/02..............................................         3,298,185
                                        19,150,000  Taubman Realty Group LP Medium Term Note,
                                                     7.5%, 6/15/02..............................................        19,236,175
                                        15,700,000  The Money Store Inc., 9.16%, 9/9/97.........................        16,320,150
                                        21,520,000  The Money Store Inc., Series B, 9.16%, 9/9/97...............        22,370,040
                                         8,000,000  The Money Store Inc., 7.63%, 4/15/98........................         8,160,400
                                        10,000,000  United Savings Association of Texas,
                                                     9.05%, 5/15/98.............................................         9,825,000
                                         2,500,000  World Savings & Loan Association of
                                                     Oakland, CA, 10.25%, 10/1/97...............................         2,682,300
                                                                                                                       -----------
                                                                                                                       170,044,154
                                                                                                                       -----------

MEDIA                   1.6%            29,100,000  Time Warner Inc., 7.95%, 2/1/00.............................        30,676,638
                                                                                                                       -----------
SERVICE INDUSTRIES      0.8%            19,060,000  Hanson America, 2.39%, 3/1/01...............................        15,772,150
                                                                                                                       -----------
DURABLES                1.6%             5,398,488  Ford Motor Co., 8.42%, 12/30/96.............................         5,490,262
                                        24,970,000  McDonnell Douglas Corp., Medium-Term Note,
                                                     6.54%, 7/29/96.............................................        25,066,884
                                                                                                                       -----------
                                                                                                                        30,557,146
                                                                                                                       -----------


   The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                        % of           Principal                                                                         Market
                     Portfolio         Amount ($)                                                                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING           3.0%            12,940,000  Lyondell Petrochemical Co., 9.95%,
                                                     6/1/96.....................................................        13,146,264
                                        13,775,000  Lyondell Petrochemical Co., 8.25%, 3/15/97..................        14,130,395
                                        14,400,000  Lyondell Petrochemical Co., 10%, 6/1/99.....................        16,120,080
                                         9,000,000  Lyondell Petrochemical Co. Global Note,
                                                     9.125%, 3/15/02............................................        10,288,620
                                         4,600,000  Lyondell Petrochemical Co., 9.75%, 9/4/03...................         5,578,052
                                                                                                                       -----------
                                                                                                                        59,263,411
                                                                                                                       -----------
                                                    TOTAL CORPORATE BONDS (Cost $304,719,013)...................       306,313,499
                                                                                                                       -----------

                                ----------------------------------------------------------------------------------------------------
                        0.1%            MEDIUM-TERM MUNICIPAL INVESTMENTS
                                ----------------------------------------------------------------------------------------------------
                                         1,000,000  Massachusetts Industrial Finance Agency,
                                                     6%, 7/1/96 (Cost $ 1,000,000)..............................         1,001,620
                                                                                                                       -----------
                                ----------------------------------------------------------------------------------------------------
                        6.3%            COUPON INDEXED SECURITIES
                                ----------------------------------------------------------------------------------------------------
                                        39,500,000  Bayerische Landesbank Medium Term Note,
                                                     inversely indexed to 30 day Commercial
                                                     Paper Bond Equivalent Yield, 5.65%, 12/29/97...............        40,191,250

                                        24,850,000  Credit Suisse Medium Term Note, inversely
                                                     indexed to 2 year Spanish Peseta Swap Rate,
                                                     2.335%, 7/8/96.............................................        24,623,865

                                        52,400,000  Federal National Mortgage Association
                                                     Medium Term Note, inversely indexed to
                                                     30 day Commercial Paper Bond Equivalent
                                                     Yield, 9.452%, 12/29/97....................................        56,330,000
                                                                                                                       -----------
                                                    TOTAL COUPON INDEXED SECURITIES
                                                     (Cost $118,470,556)........................................       121,145,115
                                                                                                                       -----------

                                ----------------------------------------------------------------------------------------------------
                        0.1%            PURCHASED OPTIONS
                                ----------------------------------------------------------------------------------------------------
                                               526  Call on U.S. Treasury Bond, strike price 120,
                                                     expires 2/16/96............................................         1,339,656
                                               787  Call on U.S. Treasury Bond, strike price 122,
                                                     expires 2/16/96............................................         1,143,609
                                                                                                                       -----------
                                                    TOTAL PURCHASED OPTIONS
                                                     (Cost $1,967,522)..........................................         2,483,265
                                                                                                                       -----------

===================================================================================================================================
                                                    TOTAL INVESTMENT PORTFOLIO - 100.0%
                                                     (Cost $1,915,518,375)(a)...................................     1,933,426,656
                                                                                                                     =============



   The accompanying notes are an integral part of the financial statements.

SCUDDER SHORT TERM BOND FUND
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
(a)   The cost for federal income tax purposes was $1,915,518,375. At
      December 31, 1995, net unrealized appreciation for all securities based on tax cost was $17,908,281. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $28,288,886 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $10,380,605.

      Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments will be shorter than stated maturities due to prepayments. All separate investments in each of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

      CURRENCY ABBREVIATIONS AND OTHER ACRONYMS USED IN THIS PORTFOLIO:

      NIM     Net Interest Margin
      REMIC   Real Estate Mortgage Investment Conduit
      STRIP   Separate Trading Registered Interest and Principal
      PO      Principal Only



   The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 1995
--------------------------------------------------------------------------------
ASSETS
Investments, at market
 (identified cost $1,915,518,375)
   (Note A)...........................                          $1,933,426,656
Cash..................................                               5,719,555
Receivables:
   Interest...........................                              12,577,935
   Fund shares sold...................                               1,931,680
                                                                --------------
      Total assets....................                           1,953,655,826

LIABILITIES
Payables:
   Investments purchased..............          $122,654,886
   Fund shares redeemed...............             4,557,874
   Dividends..........................             2,147,933
   Accrued management fee (Note C)....               758,516
   Other accrued expenses (Note C)....               715,567
                                                ------------
      Total liabilities...............                             130,834,776
                                                                --------------
Net assets, at market value...........                          $1,822,821,050
                                                                ==============
NET ASSETS
Net assets consist of:
   Unrealized appreciation on investments                       $   17,908,281
   Accumulated net realized loss.......                            (94,805,084)
   Shares of beneficial interest.......                              1,605,344
   Additional paid-in capital..........                          1,898,112,509
                                                                --------------
Net assets, at market value............                         $1,822,821,050
                                                                ==============
NET ASSET VALUE, offering and redemption price per
   share ($1,822,821,050/160,534,389 outstanding
   shares of beneficial interest, $.01 par value,
   unlimited number of shares authorized)                               $11.35
                                                                        ======




   The accompanying notes are an integral part of the financial statements.

SCUDDER SHORT TERM BOND FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME
Interest...................................                     $138,487,820

Expenses:
Management fee (Note C)....................     $  9,529,973
Services to shareholders (Note C)..........        3,993,269
Custodian and accounting fees (Note C).....          385,724
Trustees' fees (Note C)....................           12,751
Reports to shareholders....................          395,774
Auditing...................................           95,974
Federal and state registration.............           35,531
Legal......................................            9,820
Other .....................................           85,839      14,544,655
                                                ----------------------------
Net investment income......................                      123,943,165
                                                                ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENT TRANSACTIONS

Net realized gain (loss) from:
   Investments.............................      (73,353,234)
   Futures.................................       (5,591,835)
   Foreign currency related transactions...         (895,801)    (79,840,870)
                                                ------------
Net unrealized appreciation (depreciation)
   during the period on:
   Investments.............................      170,042,186
   Futures.................................      (13,690,415)    156,351,771
                                                ----------------------------
Net gain on investment transactions........                       76,510,901
                                                                ------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS..............................                     $200,454,066
                                                                ============



   The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------
                                                     YEARS ENDED DECEMBER 31,
                                                --------------------------------
INCREASE (DECREASE) IN NET ASSETS                    1995             1994
--------------------------------------------------------------------------------
Operations:
Net investment income.........................  $  123,943,165  $   187,777,310
Net realized loss from investment
    transactions..............................     (79,840,870)     (79,769,043)
Net unrealized appreciation (depreciation) on
    investment transactions during the
    period....................................     156,351,771     (188,626,897)
                                                --------------  ---------------
Net increase (decrease) in net assets resulting
    from operations...........................     200,454,066      (80,618,630)
                                                --------------  ---------------
Distributions to shareholders from:
    Net investment income ($.43 and $.64 per
      share, respectively)....................     (75,809,129)    (149,862,207)
                                                --------------  ---------------
    Tax return of capital ($.28 and $.12 per
      share, respectively)....................     (48,134,036)     (27,524,389)
                                                --------------  ---------------
Fund share transactions:
Proceeds from shares sold.....................     434,415,510    1,037,772,973
Net asset value of shares issued to
    shareholders in reinvestment
    of distributions..........................      93,453,411      134,347,811
Cost of shares redeemed.......................    (917,495,507)  (1,968,606,250)
                                                --------------  ---------------
Net decrease in net assets from
    Fund share transactions...................    (389,626,586)    (796,485,466)
                                                --------------  ---------------
DECREASE IN NET ASSETS........................    (313,115,685)  (1,054,490,692)
Net assets at beginning of period.............   2,135,936,735    3,190,427,427
                                                --------------  ---------------
NET ASSETS AT END OF PERIOD...................  $1,822,821,050  $ 2,135,936,735
                                                ==============  ===============
OTHER INFORMATION
Increase (decrease) in Fund shares
Shares outstanding at beginning of period.....     195,776,523      265,610,358
                                                --------------  ---------------
Shares sold...................................      39,170,009       89,258,004
Shares issued to shareholders in
    reinvestment of distributions.............       8,406,276       11,736,021
Shares redeemed...............................     (82,818,419)    (170,827,860)
                                                --------------  ---------------
Net decrease in Fund shares...................     (35,242,134)     (69,833,835)
                                                --------------  ---------------
Shares outstanding at end of period...........     160,534,389      195,776,523
                                                ==============  ===============

   The accompanying notes are an integral part of the financial statements.

SCUDDER SHORT TERM BOND FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                YEARS ENDED DECEMBER 31,
                                            -----------------------------------------------------------------------------------
                                             1995      1994    1993(c)   1992     1991    1990    1989    1988    1987   1986
                                            -----------------------------------------------------------------------------------
Net asset value, beginning of
  period.................................   $10.91    $12.01   $11.93   $12.25   $11.72  $11.71  $11.19  $11.23  $11.92  $11.35
                                            ------    ------   ------   ------   ------  ------  ------  ------  ------  ------
Income from investment
  operations:
  Net investment income (a)..............      .71       .81      .87      .97     1.08    1.09     .83     .73     .74     .81
  Net realized and unrealized
    gains (losses).......................      .44     (1.15)     .08     (.33)     .53     .01     .61    (.04)   (.58)    .78
                                            ------    ------   ------   ------   ------  ------  ------  ------  ------  ------
Total from investment
    transactions.........................     1.15      (.34)     .95      .64     1.61    1.10    1.44     .69     .16    1.59
                                            ------    ------   ------   ------   ------  ------  ------  ------  ------  ------
Less distributions:
    From net investment income...........     (.43)     (.64)    (.80)    (.96)   (1.08)  (1.09)   (.83)   (.73)   (.74)   (.81)
    From net realized gains..............       --        --     (.03)      --       --      --    (.09)     --    (.11)   (.21)
    In excess of gains...................       --        --     (.04)      --       --      --      --      --      --      --
    From tax return of capital...........     (.28)     (.12)      --       --       --      --      --      --      --      --
                                            ------    ------   ------   ------   ------  ------  ------  ------  ------  ------
Total distributions......................     (.71)     (.76)    (.87)    (.96)   (1.08)  (1.09)   (.92)   (.73)   (.85)  (1.02)
                                            ------    ------   ------   ------   ------  ------  ------  ------  ------  ------
Net asset value, end of period...........   $11.35    $10.91   $12.01   $11.93   $12.25  $11.72  $11.71  $11.19  $11.23  $11.92
                                            ======    ======   ======   ======   ======  ======  ======  ======  ======  ======
TOTAL RETURN (%).........................    10.74     (2.87)    8.18     5.43    14.38    9.88   13.20    6.10    1.40   14.70
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
    ($ millions).........................    1,823     2,136    3,190    2,862    2,247     340      72      10      10       8
Ratio of operating expenses net, to
    average daily net assets (%).........      .75       .73      .68      .75      .44     .16     .36    1.50    1.45    1.45
Ratio of net investment income net,
    to average daily net assets (%)......     6.37      6.93     7.21     8.01     8.96    9.36    7.97    6.48    6.34    6.89
Portfolio turnover rate (%)..............    101.1      65.3     66.1     83.7(b)  41.0    52.9    40.0    23.5    28.7    15.6

(a) Portion of expenses
      reimbursed by
      the Adviser........................   $   --    $   --   $   --   $   --   $   --  $  .02 $   .10  $  .04  $  .04  $   --
    Management fee not imposed
    by the Adviser (Note C)..............   $   --    $   --   $   --   $   --   $  .06  $  .07 $   .05  $   --  $   --  $  .01

    Ratio of operating expenses, including expenses reimbursed, management fee and other expenses not imposed, to average daily net assets aggregated .78%, 1% and 1.19% for the years ended December 31, 1992, 1991 and 1990, respectively.

(b) The high turnover rate reflects an increase in principal prepayments on mortgage securities in the Fund.

(c) Per share amounts have been calculated using weighted average shares outstanding.

    On July 3, 1989, the Fund adopted its present name and objective. Prior to that date, the Fund was known as the General 1994
    Portfolio of Scudder Target Fund and its objectives were current income, capital preservation, and possible capital appreciation. Financial information prior to July 3, 1989 should not be considered representative of the present Fund.


                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
A.  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Scudder Short Term Bond Fund (the "Fund") is a diversified series of Scudder Funds Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly

SCUDDER SHORT TERM BOND FUND
--------------------------------------------------------------------------------
with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

INDEXED SECURITIES. Indexed securities held by the Fund are investments whose value is indexed to another financial instrument, index, currency, or commodity (the "reference instrument"). For principal indexed securities, the principal amount payable at maturity may be more or less than the amounts shown depending on fluctuations in the value of the reference instrument. For coupon indexed securities, the principal amount payable at maturity is fixed. However, the coupon is indexed to the reference instrument. The price sensitivity of these securities may be greater than that of non-indexed securities with similar maturities.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

        (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

        (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on interest and foreign withholding taxes.

FEDERAL INCOME TAXES. It is the Fund's policy to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
At December 31, 1995, the Fund had a net tax basis capital loss carryforward of approximately $79,822,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December
31, 2002 ($27,264,000) and December 31, 2003 ($52,558,000), the respective expiration dates. In addition, from November 1, 1995 through December 31, 1995, the Fund incurred approximately $1,093,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as having arisen in the year ended December 31, 1996.

DISTRIBUTION OF INCOME AND GAINS. Substantially all of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in futures, options, mortgage-backed securities and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

SCUDDER SHORT TERM BOND FUND
--------------------------------------------------------------------------------
B.  PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------
For the year ended December 31, 1995, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $1,227,108,064 and $1,747,697,124 respectively. Purchases and sales of U.S. Government obligations aggregated $657,559,369 and $371,441,027, respectively.

The face value of futures contracts closed during the year ended December 31, 1995 amounted to $2,259,185,415.

Transactions in written options for the year ended December 31, 1995 are summarized as follows:

                                            OPTIONS CONTRACTS                       OPTIONS ON CURRENCIES
                                        ----------------------------            ----------------------------
                                        NUMBER OF         PREMIUMS               CANADIAN         PREMIUMS
                                        CONTRACTS       RECEIVED ($)              DOLLARS       RECEIVED ($)
                                        ---------       ------------            -----------     ------------
Beginning of Period...............            --                  --                     --               --
Written...........................         2,400           3,114,750            160,150,977        1,137,072
Closed............................        (2,400)         (3,114,750)          (160,150,977)      (1,137,072)
                                          ------          ----------           ------------       ----------
End of Period.....................            --                  --                     --               --
                                          ======          ==========           ============       ==========


C.   RELATED PARTIES
--------------------------------------------------------------------------------

Under the Investment Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. ("the Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% on the first $500,000,000 of average daily net assets, 0.50% on the next $500,000,000 of such net assets, 0.45% on the next $500,000,000 of such net assets, 0.40% on the next $500,000,000 of such net assets, 0.375% on the next $1,000,000,000 of such net assets and 0.35% on such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. The Management Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
year ended December 31, 1995, the fee pursuant to the Management Agreement amounted to $9,529,973, which was equivalent to an annualized effective rate of 0.49% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Included in services to shareholders is $3,187,870 charged to the Fund by SSC for the year ended December 31, 1995, of which $337,085 is unpaid at December 31, 1995.

Effective July 19, 1995, Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1995, the amount charged to the Fund by SFAC aggregated $100,885 of which $17,155 is unpaid at December 31, 1995.

The Trust pays each of its Trustees not affiliated with the Adviser $4,000 annually, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1995, Trustees' fees aggregated $12,751.

SCUDDER SHORT TERM BOND FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
TO THE TRUSTEES OF SCUDDER FUNDS TRUST AND TO THE SHAREHOLDERS OF SCUDDER SHORT TERM BOND FUND:

We have audited the accompanying statement of assets and liabilities of Scudder Short Term Bond Fund as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Short Term Bond Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended in conformity with generally accepted accounting principles.

Boston, Massachusetts                           COOPERS & LYBRAND L.L.P.
February 9, 1996

                                                                 TAX INFORMATION
--------------------------------------------------------------------------------

By now shareholders to whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund. For corporate shareholders no amount of the income dividends paid by the Fund qualified for the dividends received deduction.

In many states the amount of income you receive from obligations of the U.S. Government is exempt from your state income taxes. Of the Fund's dividends from net investment income, 4.44% was derived from direct obligations of the U.S. Government, 0.77% from the Student Loan Marketing Association and 2.68% from the Federal Home Loan Bank.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at (800) 225-5163.

(This page intentionally left blank.)

                                                           OFFICERS AND TRUSTEES

Daniel Pierce*
    President and Trustee

Lynn S. Birdsong*
    Trustee

Sheryle J. Bolton
    Trustee; Consultant

Thomas J. Devine
    Trustee; Consultant

Peter B. Freeman
    Trustee; Corporate Director and Trustee

Dr. Wilson Nolen
    Trustee; Consultant

Juris Padegs*
    Trustee

Jerard K. Hartman*
    Vice President

Thomas W. Joseph*
    Vice President

David S. Lee*
    Vice President

Thomas F. McDonough*
    Vice President, Secretary and
    Assistant Treasurer

Pamela A. McGrath*
    Vice President and Treasurer

Edward J. O'Connell*
    Vice President and Assistant Treasurer

Thomas M. Poor*
    Vice President

Kathryn L. Quirk*
    Vice President and Assistant Secretary

Coleen Downs Dinneen*
    Assistant Secretary

*Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES


 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------
                 Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder Global Bond Fund
                 Tax Free Money Market+                                Scudder GNMA Fund
                   Scudder Tax Free Money Fund                         Scudder Income Fund
                   Scudder California Tax Free Money Fund*             Scudder International Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Bond Fund
                 Tax Free+                                             Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*                 Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                 Growth and Income                                     Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund
 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans
 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.
 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
  -----------------------------------------------------------------------------------------------------------------
    For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by
    Charter National Life Insurance Company and its affiliate, offered by
    Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by
    Scudder, Stevens & Clark, Inc. are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc.
    ($100,000 minimum), call 1-800-541-7703.


                                                          HOW TO CONTACT SCUDDER


 Account Service and Information
  -------------------------------------------------------------------------------------------------------------
                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163
                                         For personalized information about your
                                         Scudder accounts; exchanges and
                                         redemptions; or information on any
                                         Scudder fund
                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890

 Investment Information
 -------------------------------------------------------------------------------------------------------------

                                         To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105

 Please address all correspondence to
  -------------------------------------------------------------------------------------------------------------

                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291

 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------

                                         Many shareholders enjoy the personal,
                                         one-on-one service of the Scudder Funds
                                         Centers. Check for a Funds Center near
                                         you--they can be found in the following
                                         cities:

                                         Boca Raton                            New York
                                         Boston                                Portland, OR
                                         Chicago                               San Diego
                                         Cincinnati                            San Francisco
                                         Los Angeles                           Scottsdale
 -------------------------------------------------------------------------------------------------------------

                                         For information on Scudder             For information on Scudder
                                         Treasurers Trust,(TM) an institutional Institutional Funds,* funds
                                         cash management service for            designed to meetthe broad
                                         corporations, non-profit organiza-     investment management and
                                         tions and trusts that uses             and service needs of banks
                                         certain portfolios of Scudder          and other institutions, call
                                         Fund,  Inc.*                           1-800-854-8525.
                                         ($100,000 minimum), call
                                         1-800-541-7703.

 -------------------------------------------------------------------------------------------------------------

    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.
 * Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.


Celebrating Over 75 Years of Serving Investors


Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.


Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.